                       Securities Act File No. 333-44193
               Investment Company Act of 1940 File No. 811-08605

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

     POST-EFFECTIVE AMENDMENT NO. 7                                [X]

                                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

     AMENDMENT NO. 9                                               [X]

                              UAM FUNDS, INC. II
              (Exact Name of Registrant as specified in Charter)

                         c/o UAM Fund Services, Inc.
                        211 Congress Street, 4/th/ Floor
                         Boston, Massachusetts, 02110
                 Registrant's Telephone Number (617) 542-5440
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                          Michael E. DeFao, Secretary
                           UAM Fund, Services, Inc.
                        211 Congress Street, 4/th/ Floor
                         Boston, Massachusetts, 02110
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:
                            Audrey C. Talley, Esq.
                         Drinker, Biddle & Reath, LLP
                      Philadelphia National Bank Building
                             1345 Chestnut Street
                               Philadelphia, PA
                                  19107-3496

IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

     [X]  Immediately upon filing pursuant to Paragraph (b)
     [_]  on (date) pursuant to Paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to Paragraph (a)(2)
     [_]  on (date) pursuant to Paragraph (a)(2) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    PART A
                           PBHG ADVISOR FUNDS, INC.

The prospectus of the Analytic Funds is included in this Post-Effective Amendment No. 7.

                                    PART B
                           PBHG ADVISOR FUNDS, INC.

The statement of additional information of the Analytic Funds is included in this Post-Effective Amendment No. 7.

                                    PART C
                                UAM FUNDS TRUST
                               OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: PRE 2 = Pre-Effective Amendment No. 2 to the Registrant's Registration Statement (333-44193/811-02605) filed on April 17, 1998.

Exhibit                                                                                        Incorporated by
-------                                                                                        Reference to (Location):
                                                                                               -----------------------

A. 1.   Articles of Amendment and Reinstatement dated April 9, 1998                            PRE 2
   2.   Articles Supplementary dated April 9, 1998                                             PRE 2
   3.   Articles Supplementary dated April 6, 1999                                             Filed herewith

B.      Amended and Restated Bylaws                                                            PRE 2

C.      The rights of security holders are defined in the Registrant's Articles of Amendments  PRE 2 and Restatement and in the Registrant's By-Laws.

D. 1.   Investment Advisory Agreement For Analytic Defensive Equity Fund                       Filed herewith
   2.   Investment Advisory Agreement For Analytic Enhanced Equity Fund                        Filed herewith
   3.   Investment Advisory Agreement For Analytic Master Fixed Income Fund                    Filed herewith
   4.   Investment Advisory Agreement For Analytic Short-Term Government Fund                  Filed herewith

E  1.   Form of Distribution Agreement                                                         Filed herewith
   2.   Form of Selling Dealer Agreement                                                       Filed herewith

F.      Bonus or Profit Sharing Contracts                                                      Not applicable

G.      Custodian Agreement between Registrant and Core States Band, N.A.  dated as of         PRE 2
        April 1, 1998

H  1.   Form of Fund Administration Agreement                                                  Filed herewith
   2.   Form of Mutual Funds Service Agreement                                                 Filed herewith

I.      Opinions and Consents of Counsel                                                       Filed herewith

J. 1.   Consent of PricewaterhouseCoopers, LLP                                                 Filed herewith
   2.   Consent of Deloitte & Touche, LLP                                                      Filed herewith
K.      Other Financial Statements                                                             Not applicable

L.      Stock Subscription Agreement between the Registrant and Pilgrim Baxter &               PRE 2
        Associates, Ltd.

M. 1.   Rule 12b-1 Plan                                                                        Not applicable

N.      Financial Data Schedule                                                                Filed herewith

O.      Rule 18f-3 Plan                                                                        Not applicable

P.      Powers of Attorney                                                                     Filed herewith

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 25.  INDEMNIFICATION

Reference is made to Article VI of Registrant's Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of UAM Fund Services, Inc. are contained in
Section 6 of its Fund Administration Agreement with the Registrant.

Provisions for indemnification of the Registrant's investment advisers are contained in Section 7 of their respective Investment Advisory Agreements with the Registrant.

Provisions for indemnification of Registrant's principal underwriter, UAM Fund Distributors, Inc., are contained in its Distribution Agreement with the Registrant.

Provisions for indemnification of Registrant's custodian, The Chase Manhattan Bank, are contained in Section 12 of its Fund Global Custody Agreement with the Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   Reference is made to the caption "Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director, officer, or partner of other investment adviser of the Registrant is incorporated by reference to the Forms ADV filed by the investment advisers listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, under the file numbers indicated:

Investment Adviser                      File No.
------------------                      --------
Analytic Investors, Inc.                801-7082

Analytic Investors, Inc. is an affiliate of United Asset Management Corporation ("UAM"), a Delaware corporation owning firms engaged primarily in institutional investment management.

ITEM 27.  PRINCIPAL UNDERWRITERS

   (a) UAM Fund Distributors, Inc. ("UAMFDI") acts as sole distributor of the registrant's shares.

   (b) The information required with respect to each director and officer of UAMFDI is incorporated by reference to Schedule A of Form BD filed pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

   (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a) First Union National Bank (successor to CoreStates Bank, N.A.) 530 Walnut Street
     Philadelphia, PA 19106

(b) SEI Investments Mutual Funds Services (formerly SEI Fund Resources) One Freedom Valley Road
     Oaks, PA 19456

(c)  UAM Fund Services, Inc.
     211 Congress Street, 4th Floor
     Boston, Massachusetts 02110

(d)  UAM Shareholder Services Center, Inc.
     825 Duportail Road
     Wayne, PA 19087

(e)  DST Systems, Inc.
     210 West 10th Street
     Kansas City, Missouri 64105

ITEM 29.  MANAGEMENT SERVICES

Not Applicable.

ITEM 30.  UNDERTAKINGS

Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 7th day of April, 1999.

                                    UAM FUNDS, INC. II

                                    /s/ Michael E. DeFao
                                    --------------------
                                    Michael E. DeFao
                                    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 7th day of April, 1999:


            *
___________________________
Norton H. Reamer, Chairman and
 President

            *
___________________________
John T. Bennett, Jr., Director

            *
___________________________
Nancy J. Dunn, Director

            *
___________________________
Philip D. English, Director

            *
___________________________
William A. Humenuk, Director

            *
___________________________
Peter M. Whitman, Jr., Director


/s/ Gary L. French
------------------
Gary L. French, Treasurer

/s/ Michael E. DeFao
--------------------
* Michael E. DeFao
(Attorney-in-Fact)

UAM FUNDS
                    Funds for the Informed Investor(SM)


ANALYTIC FUNDS

INSTITUTIONAL CLASS PROSPECTUS                    APRIL 7, 1999

                            Analytic Enhanced Equity Fund

                            Analytic Defensive Equity Fund

                            Analytic Master Fixed Income Fund

                            Analytic Short-Term Government Fund


                                                            UAM

       The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
-----------------

PORTFOLIO SUMMARY............................................   1

 What are the Objectives of the Funds?.......................   1
 What are the Principal Investment Strategies of the Funds?..   1
 What are the Principal Risks of the Funds?..................   1
 How Have the Funds Performed?...............................   2
 What are the Fees and Expenses of the Funds?................   5

INVESTING WITH THE UAM FUNDS.................................   7

 Buying Shares...............................................   7
 Redeeming Shares............................................   8
 Exchanging Shares...........................................   8
 Transaction Policies8

ACCOUNT POLICIES.............................................  12

 Small Accounts..............................................  12
 Distributions...............................................  12
 Federal Taxes...............................................  12

FUND DETAILS.................................................  14

 Principal Investments And Risks Of The Funds................  14
 Other Investment Practices and Strategies...................  16
 Year 2000...................................................  17
 Investment Management.......................................  17
 Shareholder Servicing Arrangements..........................   1

FINANCIAL HIGHLIGHTS.........................................   2

 Analytic Enhanced Equity Fund...............................   2
 Analytic Defensive Equity Fund..............................   3
 Analytic Master Fixed Income Fund...........................   3
 Analytic Short-Term Government Fund.........................   4

PORTFOLIO SUMMARY

WHAT ARE THE OBJECTIVES OF THE FUNDS?

     Listed below are the investment objectives of the funds. The funds cannot guarantee they will meet their investment objectives. A fund may not change its investment objective without shareholder approval.

ENHANCED EQUITY FUND

     The Enhanced Equity Fund seeks above-average total returns through investments in equity securities.

DEFENSIVE EQUITY FUND

     The Defensive Equity Fund seeks to obtain a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged.

MASTER FIXED INCOME FUND

     The Master Fixed Income Fund seeks above average total returns through investments in a diversified bond portfolio consisting primarily of U.S. government, corporate, and mortgage-related fixed income securities.

SHORT-TERM GOVERNMENT FUND

     The Short-Term Government Fund seeks to provide a high level of income consistent with both low fluctuations in market value and low credit risk.

WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS?

     This section summarizes the principal investment strategies of the funds. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS."

ENHANCED EQUITY AND DEFENSIVE EQUITY FUNDS

     The Enhanced Equity Fund invests primarily in publicly traded equity securities of corporations whose securities are traded in the U.S. The fund usually invests in medium to large companies (typically companies with market capitalizations over $2 billion).

     The Defensive Equity Fund invests primarily in common stocks on which options are traded on national securities exchanges. The fund may also use futures and options to hedge its investments. By combining stocks and options, the adviser tries to create a well-diversified and significantly hedged portfolio.

     The adviser selects equity securities for each fund using a proprietary system that ranks the stocks according to a mathematical model. Using its system, the adviser believes it can assemble a portfolio of securities that is style and sector neutral and consistently outperforms traditional strategies that focus on a single style, such as value or growth.

MASTER FIXED INCOME FUND

     The Master Fixed Income Fund invests primarily in high-grade debt securities. The fund expects to maintain a duration consistent with the intermediate sector of the bond market.

SHORT-TERM GOVERNMENT FUND

     The Short-Term Government Fund normally invests at least 80% of its total assets in U.S. government securities. The fund expects to invest in debt securities with maturities of three years or less.

WHAT ARE THE PRINCIPAL RISKS OF THE FUNDS?

     This section summarizes the principal risks associated with investing in the funds. For more information see "PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS."

RISKS COMMON TO ALL MUTUAL FUNDS

     As with all mutual funds, at any time your investment in a fund may be worth more or less than the price that you originally paid for it. You may lose money by investing in a fund because:

     The value of the securities it owns changes, sometimes rapidly and unpredictably.

 .    It is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly.

 .    Unforeseen occurrences in the securities markets negatively affect it.

ENHANCED EQUITY AND DEFENSIVE EQUITY FUNDS

  Since the funds invest mainly in equity securities, their principal risks are those of investing in equity securities, which may include sudden, unpredictable drops in value or long periods of decline in value. Equity securities may lose value because of factors affecting the securities markets generally, an entire industry or a particular company.

The funds invest in derivatives, which may be volatile and may magnify their gains or losses, causing it to make or lose substantially more money than they invested. The funds attempt to moderate these risks by using derivatives only to gain full market exposure or to hedge their investments.

MASTER FIXED INCOME AND SHORT-TERM GOVERNMENT FUNDS

  Since the funds invest in debt securities, the value of their investments could fall because:

 . Of market conditions and economic and political events.

 . Interest rates rise, which tends to cause the value of debt securities to fall.

 . A security's credit rating worsens or its issuer becomes unable to honor its financial obligations.

HOW HAVE THE FUNDS PERFORMED?

The bar charts and tables below illustrate how the performance of the funds has varied from year to year and provide some indication of the risks of investing in the funds. The bar charts show the investment returns of each fund for each calendar year during the periods indicated. The table following each bar chart compares each fund's average annual returns for the periods indicated to those of a broad-based securities market index. Past performance does not guarantee future results.

ENHANCED EQUITY FUND

  [BAR CHART APPEARS HERE]

  Highest quarter: 20.49%  For the quarter ended 21/31/98
  Lowest quarter: -8.00%  For the quarter ended 9/30/98

  Average annual return for periods                                 Since
  ended 12/31/98                         1 Year       5 Years      6/30/93
                                        --------     ---------    ---------
  Enhanced Equity Fund                   37.82%       24.33%       22.76%
  S&P 500 Index                          28.60%       24.05%       22.81%

DEFENSIVE EQUITY FUND


  [BAR CHART APPEARS HERE]

  Highest quarter:16.32%  For the quarter ended 21/31/98
  Lowest quarter: -7.38%  For the quarter ended 9/30/98

  Average annual return for periods
  ended 12/31/98                         1 Year       5 Years      10 Years
                                        --------     ---------    ----------
  Defensive Equity Fund                  28.89%       17.21%       13.01%
  S&P 500 Index                          28.60%       24.05%       19.19%


MASTER FIXED INCOME FUND

  [BAR CHART APPEARS HERE]

  Highest quarter: 5.40%  For the quarter ended 6/30/95
  Lowest quarter: -2.76%  For the quarter ended 3/31/94

  Average annual return for periods                                 Since
  ended 12/31/98                         1 Year       5 Years      6/30/93
                                        --------     ---------    ---------
  Master Fixed Income Fund                3.80%        6.82%        6.87%
  Lehman Brothers Government/ Corporate
  Bond Index                              9.47%        7.30%        7.07%
  Lehman Brothers Intermediate
  Government/ Corporate Bond Index        8.42%        6.59%        6.43%


SHORT-TERM GOVERNMENT FUND


  [BAR CHART APPEARS HERE]

  Highest quarter: 3.84%  For the quarter ended 9/30/98

Lowest quarter: -0.97%  For the quarter ended 3/31/94

Average annual return for periods
ended 12/31/98                                                     Since
                                        1 Year       5 Years      6/30/93
                                       --------     ---------    ---------
Short-Term Government Fund               7.10%        5.66%        5.53%
Merrill Lynch 1 to 3 Year Treasury
Index                                    7.00%        5.98%        5.76%

  WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ASSETS OF A FUND)

  This table describes the fees and expenses that you may pay if you buy and hold shares of a fund.

                              Enhanced     Defensive   Master Fixed  Short-Term
                            Equity Fund   Equity Fund  Income Fund   Gov't Fund
     --------------------------------------------------------------------------
     Management Fees           0.60%         0.60%        0.45%         0.30%

     Other Expenses/+/         0.67%         0.60%        2.74%         2.43%

     Total Fund Operating      1.27%         1.20%        3.19%         2.73%

     Expenses*/+/

     /+/ The funds have estimated their "Other Expenses" and "Total Expenses" for the fiscal year ended 12/31/99.

          * Actual Fees and Expenses The funds expect the ratios stated in the table above to be higher than the expenses you will actually pay as an investor in the funds. Due to certain expense limits by the adviser and expense offsets, investors in the fund actually paid the total operating expenses listed in the table below. Each fund expects its fee waiver/expense reimbursement arrangement to remain in effect for the current fiscal year; however, the adviser, at its option, may end such arrangements at any time.

                         Enhanced     Defensive     Master Fixed     Short-Term
                       Equity Fund   Equity Fund    Income Fund      Gov't Fund
                       -----------   -----------    -----------      ----------
     Actual Expenses       0.99%         0.99%          0.80%           0.60%
     ---------------

EXAMPLE
-------

     This example can help you to compare the cost of investing in a fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year     3 Years     5 Years     10 Years
     ------------------------------------------------------------------------
     Enhanced Equity Fund          $129       $403        $697        $1,534

     Defensive Equity Fund         $122       $381        $660        $1,455

     Master Fixed Income Fund      $322       $984      $1,670        $3,496

     Short-Term Government Fund    $276       $846        $1,443      $3,057
     --------------------------

--------------------------------------------------------------------------------
INVESTING WITH THE UAM FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

                    TO OPEN AN ACCOUNT   TO BUY MORE SHARES
  -------------------------------------------------------------

  By Mail           Send a check or      Send a check and, if
                    money order and      possible, the "Invest
                    your account         by Mail" stub that
                    application to the   accompanied your
                    UAM Funds.  Make     statement to the UAM
                    checks payable to    Funds.  Be sure your
                    "UAM Funds" (the     check identifies
                    UAM Funds will not   clearly your name,
                    accept third-party   account number and
                    checks).             the UAM Fund into
                                         which you want to
                                         invest.
  -------------------------------------------------------------
  By Wire           Call the UAM Funds   Call the UAM Funds to
                    for an account       get a wire control
                    number and wire      number and wire your
                    control number and   money to the UAM
                    then send your       Funds.
                    completed account
                    application to the
                    UAM Funds.


                              Wiring Instructions
                             United Missouri Bank
                                ABA # 101000695
                                   UAM Funds
                            DDA Acct. # 9870964163
                      Ref: portfolio name/account number/
                       account name/wire control number
  -------------------------------------------------------------

  By Automatic      Not Available        To set up a plan,
  Investment Plan                        mail a completed
  (Via ACH)                              application to the
                                         UAM Funds.  To cancel
                                         or change a plan,
                                         write to the UAM
                                         Funds.  Allow up to
                                         15 days to create the
                                         plan and 3 days to
                                         cancel or change it.
  -------------------------------------------------------------
  Minimum           $2,500 -- regular    $100
  Investments       account
                    $500 -- IRAs
                    $250 -- spousal
                    IRAs
                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

REDEEMING SHARES
--------------------------------------------------------------------------------

   By Mail Send a letter signed by all registered parties on the account to the UAM Funds specifying:
                  .  The UAM Fund.
                  .  The account number.
                  .  The dollar amount or number of shares you
                     wish to redeem.
                  Certain shareholders may have to include
                  additional documents.  Please see the
                  Statement of Additional Information (SAI)
                  if you need more information.
 ----------------------------------------------------------

   By Telephone   You must first establish the telephone
                  redemption privilege (and, if desired,
                  the wire redemption privilege) by
                  completing the appropriate sections of
                  the account application.

                  Call 1-877-UAM-Link (862-5465) to redeem
                  your shares.  Based on your instructions,
                  the UAM Funds will mail your proceeds to
                  you or wire them to your bank.
 ----------------------------------------------------------

   By             If your account balance is at least
   Systematic     $10,000, you may transfer as little as
   Withdrawal     $100 per month from your UAM account to
   Plan (Via      your financial institution.
   ACH)

                  To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

  EXCHANGING SHARES
--------------------------------------------------------------------------------

   At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. Before exchanging your shares, read the prospectus of the UAM Fund for which you want to exchange, which you may obtain from the UAM Funds. You may not exchange shares represented by certificates over the telephone. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

  TRANSACTION POLICIES
  --------------------

 CALCULATING YOUR SHARE PRICE

  You may buy, sell or exchange shares of a UAM Fund at a price equal to its net asset value (NAV) next computed after it receives your order. The funds calculate their NAVs as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the UAM Funds must accept your order by the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated on the close of trading on the following day. The UAM Funds are open for business on the same days as the NYSE, which is closed on weekends and certain holidays.

  Securities that are traded on foreign exchanges may trade on days when a fund does not calculate its NAV. Consequently, the value of the funds may change on days when you are unable to purchase or redeem shares of the funds.

   BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

   You may buy, exchange or redeem shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV on any given day, your financial intermediary must receive your order by the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the UAM Funds on time.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

   CALCULATING NAV

   The UAM Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds value their investments with readily available market quotations at market value. Investments that do not have readily available market quotations are valued at fair value, according to guidelines established by the UAM Funds. The UAM Funds may also value securities at fair value when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds value debt securities that will mature in 60 days or less at amortized cost, which approximates market value.

IN-KIND TRANSACTIONS

   Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

PAYMENT OF REDEMPTION PROCEEDS

   The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper order. If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

   SIGNATURE GUARANTEE

   You must have your signature guaranteed when (1) you want the proceeds from your redemption sent to a person or address different from that registered on the account, or (2) you request a transfer of your shares.

   You may obtain a signature guarantee from most banks, savings institutions, securities dealers, national securities exchanges, registered securities associations, clearing agencies and other guarantor institutions. A notary public cannot guarantee a signature.

   TELEPHONE TRANSACTIONS

   The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; they may be liable for any losses if they fail to do so. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

   RIGHTS RESERVED BY THE UAM FUNDS

   PURCHASES
   ---------

        At any time and without notice, the UAM Funds may:

     .  Stop offering their shares.

     .  Reject any purchase order.

     . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt the performance of the UAM Funds by disrupting their management and by increasing their expenses.)

     REDEMPTIONS

       At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

     .  Trading on the NYSE is restricted.

     .  The SEC allows the UAM Funds to delay redemptions.

     EXCHANGES

     The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders.

  .       Reject any request for an exchange.

  .       Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

SMALL ACCOUNTS
--------------------------------------------------------------------------------

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     .   To retirement accounts and certain other accounts.

     . When the value of your account falls because of market fluctuations and not your redemptions.

     The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.


    DISTRIBUTIONS
--------------------------------------------------------------------------------

    Normally, the Enhanced Equity and Defensive Equity Funds distribute their net investment income quarterly. The Master Fixed Income and Short-Term Government Funds accrue dividends daily and pay them monthly to shareholders. In addition, the funds distribute their net capital gains once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

    FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in these funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

    TAXES ON DISTRIBUTIONS

    The distributions of the funds will generally be taxable to shareholders as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

    You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided.

    TAXES ON EXCHANGES AND REDEMPTIONS

    When you redeem or exchange shares in any UAM Fund, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

    The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, but they may be taxable at some time in the future.

    To the extent a UAM Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The UAM Funds may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

    BACKUP WITHHOLDING

    By law, the UAM Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FUND DETAILS

PRINCIPAL INVESTMENTS AND RISKS OF THE FUNDS

This section briefly describes the principal investment strategies the funds may employ in seeking their objectives. For more information concerning these investment practices and their associated risks, please read the "PORTFOLIO SUMMARY" and the statement of additional information (SAI). You can find information on each fund's recent strategies and holdings in the annual report. Each fund may change these strategies without shareholder approval.

ENHANCED EQUITY AND DEFENSIVE EQUITY FUNDS

ENHANCED EQUITY FUND

The Equity Fund normally invests at least 65% of its total assets in equity securities of corporations whose securities are traded in the U.S. The fund also selectively uses options and futures to maintain full exposure to the markets. The fund usually invests in medium to large companies (typically companies with market capitalizations over $2 billion). The fund selects equity securities using the proprietary investment process of the adviser described below.

  DEFENSIVE EQUITY FUND

  Through its proprietary investment process, the adviser attempts to create a well-diversified and significantly hedged portfolio by investing in a combination of stocks, debt securities and options. Typically, the fund invests at least 65% of its total assets, and at least 80% of its total assets (taken at current value) excluding cash, cash equivalents and U.S. government securities, in equity securities.

  The fund uses futures and options to hedge the values of its investments against changes resulting from market conditions. The adviser bases its hedging decisions on estimates of the fair value and expected contribution made by the position to the overall expected return of the portfolio.

  The fund expects to obtain total return from the following sources:

  . Net realized capital gains and changes in unrealized capital appreciation, if any.

  .  Dividends and interest income received from investments of the fund.

  .  Net profits from futures and options.

  INVESTMENT PROCESS

  The adviser uses a system that it believes can assemble a portfolio of securities that is style and sector neutral and consistently outperforms traditional strategies that focus on a single style, such as value or growth. The adviser begins the stock selection process by using a proprietary system to rank stocks according to their one month expected return. The adviser's system is based on a sophisticated mathematical model with variables that cover multiple dimensions of a stock's true value, such as its momentum, company fundamentals, liquidity and risk.

  Based on its rankings, the adviser then uses an optimization process to select securities that will:

  .  Maximize expected returns of the fund

  .  Minimize expected volatility.

  . Diversify the assets of the fund among the various industries, sectors, and individual securities.

  The adviser also monitors the stocks held by the fund on a real-time basis using its proprietary portfolio management system for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. The adviser trades securities only when it believes the incremental return exceeds the associated transaction costs.

      EQUITY SECURITIES

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

Equity securities may lose value because of factors affecting the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. These circumstances may lead to long periods of poor performance, such as during a "bear market." Equity securities may also lose value because of factors affecting an entire industry, such as increases in production costs, or factors directly related to that company, such as decisions made by its management.

DERIVATIVES

  The ability of a fund to achieve its objectives with derivatives depends on the degree to which stock prices correlate with price movements in the it buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the prices of the futures and options it purchased or sold.

  The lack of a liquid secondary market for a futures contract or option may prevent the fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

  Since futures and options transactions involve a high degree of leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the fund. The fund also may lose more than it originally invested in the derivative.

  The fund attempts to moderate these risks by using derivatives only to gain full market exposure or to hedge their investments.

MASTER FIXED INCOME AND SHORT-TERM GOVERNMENT FUNDS

  MASTER FIXED INCOME FUND

    Normally, The Master Fixed Income Fund invests at least 65% of its total assets in U.S. dollar denominated investment-grade securities. Investment-grade debt securities are debt securities that a nationally recognized statistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top three rating categories at the time of purchase. The fund expects to maintain a duration consistent with the intermediate sector of the bondmarket.

  SHORT-TERM GOVERNMENT FUND

    To minimize credit risk, the Short-Term Government Fund will normally invest at least 80% of its total assets.in U.S. government securities. The fund may invest the remainder of its assets in investment-grade debt securities. To minimize fluctuations in market value, the fund expects to invest in debt securities with maturities of three years or less.

     INVESTMENT PROCESS

  The adviser constructs each fund to match its benchmark with respect to duration, maturity and quality. In addition, the adviser tries to add value over the benchmark by using a disciplined quantitative approach to forecast short-term interest rates and shifts in the yield curve of U.S. treasury securities.

  DEBT SECURITIES

  A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). Debt securities include securities issued by the corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), commercial paper and certificates of deposit.

The concept of duration is useful in assessing the sensitivity of an income fund to interest rate movements, which are the main source of risk for almost all income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up the price of the bond will go down, and vice versa). Some types of debt securities are more affected by changes in interest rates than others. For example, changes in rates may cause people to pay off or refinance the loans underlying mortgage-backed and asset-backed securities earlier or later than expected, which would shorten or lengthen the maturity of the security. This behavior can negatively affect the performance of a fund by shortening or lengthening its average maturity and, thus, reducing its effective duration. The unexpected timing of mortgage-backed and asset-backed prepayments caused by changes in interest rates may also cause the fund to reinvest its assets at lower rates, reducing the yield of the fund.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest fully and return principal in a timely manner. To compensate investors for assuming more risk, issuers with lower credit ratings usually offer their investors higher "risk premium" in the form of higher interest rates than they would find with a safer security, such as a U.S. Treasury security. However, since the interest rate is fixed on a debt security at the time it is purchased, investors reflect changes in confidence regarding the certainty of interest and principal by adjusting the price they are willing to pay for the security. This will affect the yield-to-maturity of the security. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

OTHER INVESTMENT PRACTICES AND STRATEGIES

In addition to the principal investments described above, the funds may invest in foreign securities and may deviate from their investment strategies from time to time. They may also employ investment practices that are not described in this prospectus, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these investment practices and their risks, you should read the SAI.

FOREIGN SECURITIES

  Each fund may invest up to 20% of its total assets in foreign securities. Foreign securities can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

SHORT-TERM INVESTING

At times, the adviser may decide to suspend temporarily the normal investment activities of a fund by investing up to 100% of its assets in a variety of securities, such as U.S. government and other high quality and short-term debt obligations. The adviser may temporarily adopt a defensive position to reduce changes in the value of a fund's shares that may result from adverse market, economic, political or other developments.

When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.

PORTFOLIO TURNOVER

  The funds may buy and sell investments relatively often because the funds may need to adjust their holdings in response to market volatility. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a fund. Shareholders must pay tax on such capital gains.

YEAR 2000

Many computer programs in use today cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. Consequently, these programs may not be able to perform necessary functions and could disrupt the operations of the UAM Funds or financial markets in general. The year 2000 issue affects all companies and organizations, including those that provide services to the UAM Funds and those in which the UAM Funds invest.

The UAM Funds and their advisers, administrator, distributor and transfer agent are taking steps they believe are reasonably necessary to address any Fund related year 2000-related computer problems. They are actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date. They are also requesting information on each service provider's state of readiness and contingency plan. However, at this time the degree to which the year 2000 issue will affect the UAM Funds' investments or operations cannot be predicted. Any negative consequences could adversely affect your investment in the UAM Funds.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

Analytic Investors, Inc., a California corporation located at 700 South Flower
  St., Suite 2400, Los Angeles, CA 90017, is the investment adviser to each of the funds. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. The adviser serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies.

Before March 31, 1999, Pilgrim Baxter & Associates, Ltd. was the funds' investment adviser, and Analytic Investors was the funds' sub-adviser. The funds will pay Analytic Investors at the same rates they paid Pilgrim Baxter, which are set forth in the table below and are expressed as a percentage of average net assets. In addition, Analytic Investors has voluntarily agreed to limit the total expenses of each fund to the amounts listed in the table below. To maintain these expense limits, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the funds. Each fund expects its fee waiver/expense reimbursement arrangement to remain in effect for the current fiscal year; however, the adviser, at its option, may end such arrangements at any time.

                                                                                      SHORT-TERM
                                                                                      ----------
                                ENHANCED         DEFENSIVE         MASTER FIXED       GOVERNMENT
                                --------         ---------         ------------       ----------
                               EQUITY FUND       EQUITY FUND       INCOME FUND           FUND
                               --------------------------------------------------------------------
Management fees                   0.60%             0.60%              0.45%             0.30%
Expenses Limit                    0.99%             0.99%              0.80%             0.60%

PORTFOLIO MANAGERS

 Listed below are the investment professionals of the adviser that form the team primarily responsible for the day-to-day management of the funds and a description of their business experience during the past five years.



       Manager                 Experience
       ------------------------------------------------------------------------

       Harindra de Silva       Dr. de Silva has served as President of the
       President               adviser from April 1998 to present. He formerly
                               was Managing Director of the adviser from October 1996 to April 1998. He initially joined the adviser in May 1995 as Director of Research.
                               Concurrently, he serves as President of
                               Analytic/TSA Investors, Inc. from October 1997 to April 1998. Concurrently, he serves as Director to Analytic US Market Neutral, Ltd.
                               from January 1999 to present. He served as President of the Analytic Optioned Equity Fund from April 1997 to August 1998. He served as
                               Principal of Analysis Group (Economic Management
                               Consultant) from April 1986 to March 1998;
                               President of AG Risk Management (Investment
                               Management Consultant) from May 1993 to March
                               1998; and President of Analytic Series Fund from April 1997 to July 1998.

       Dennis M. Bein          Mr. Bein has served as Portfolio Manager of the
       Portfolio Manager       adviser from 1995 to present. He concurrently
                               served as Senior Associate, Analysis Group, Inc.
                               (Economic Management Consultant) from 1990 to
                               1998.

       Greg McMurran           Mr. McMurran has served as Chief Investment
       Chief Investment        Officer of the adviser from January 1998 to
       Officer                 present. He formerly was Director and Portfolio
                               Manager from February 1996 to January 1998.
                               Concurrently he serves as Chief Investment
                               Officer of Analytic/TSA Investors, Inc. from
                               October 1997 to present. From October 1976 to
                               February 1996, Mr. McMurran was Senior Vice
                               President and Senior Portfolio Manager of
                               Analytic Investment Management.

       Bob Bannon              Mr. Bannon has served as Managing Director of
       Managing Director       the advisor from October 1996 to present.  He
                               was Director of Research from February 1996 to October 1996. Concurrently, he serves as Managing Director of Analytic/TSA Investors,
                               Inc. from October 1997 to present. From 1995 to January 1996, Mr. Bannon was Senior Vice
                               President and Senior Investment Strategist of
                               TSA Capital Management (Investment Advisor).
                               Formerly, he served as a Senior Bond Strategist with I.D.E.A., Inc. (Fixed Income Strategy
                               Advisor) from May 1992 to April 1995.

       Scott Barker            Mr. Barker has served as Portfolio Manager of
       Portfolio Manager       the adviser from 1995 to present.  He
                               concurrently served as Research Analyst, Analysis
                               Group, Inc. (Economic Management Consultant) from 1993 to 1998.

SHAREHOLDER SERVICING ARRANGEMENTS

SHAREHOLDER SERVICING

Certain financial intermediaries (service agents) may charge their clients account fees for buying or redeeming shares of the UAM Funds. These fees may include transaction fees and/or service fees paid by the UAM Funds from their assets attributable to the service agent. The UAM Funds do not pay these fees on shares purchased directly from UAM Fund Distributors. The service agents may provide shareholder services to their clients that are not available to a shareholder dealing directly with the UAM Funds. Each service agent is responsible for transmitting to its clients a schedule of any such fees and information regarding any additional or different purchase or redemption conditions. You should consult your service agent for information regarding these fees and conditions.

The adviser may pay its affiliated companies for referring investors to the funds. The adviser and its affiliates may, at their own expense, pay qualified service providers for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to the funds.

FINANCIAL HIGHLIGHTS


  The financial highlights table is intended to help you understand the financial performance of the funds. The financial highlights table comes from the financial statements of each fund and reflects the financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the funds (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the information presented below for the year ended December 31, 1998 and the financial statements of the funds. For periods before December 31, 1998 Deloitte & Touche LLP audited the information below and the financial statements of the funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request.

ANALYTIC ENHANCED EQUITY FUND

Fiscal Year Ended December 31,                         1998+         1997          1996         1995         1994
------------------------------                         --------------------------------------------------------------
Net Asset Value, Beginning of Year                      $   8.43      $   7.43       $  7.95      $ 6.04       $  6.23
Income from Investment Operations                           0.06          0.09          0.13        0.14          0.17
Net Investment Income
Net Gains or Losses on Securities (Realized and             3.07          2.12          1.69        1.98         (0.19)
 Unrealized)
Total From Investment Operations                            3.13          2.21          1.82        2.12         (0.02)
Less Distributions                                         (0.07)        (0.09)        (0.13)      (0.14)        (0.17)
Dividends (From Net Investment Income)
Distributions (From Capital Gains)                         (0.59)        (1.10)        (2.20)      (0.07)            -
In Excess of Net Investment Income                             -         (0.01)            -           -             -
In Excess of Net Realized Gains                                -         (0.01)        (0.01)          -             -
Total Distributions                                        (0.66)        (1.21)        (2.36)      (0.21)        (0.17)
Net Asset Value, End of Year                            $  10.90          8.43       $  7.43      $ 7.95       $  6.04
Total Return                                               37.82%        29.86%        22.95%      35.36%        (0.37)%

Ratios/Supplemental Data                                $ 33,889      $  7,331       $ 3,519      $2,318       $ 1,511
Net Assets, End of Year (Thousands)
Ratio of Expenses to Average Net Assets                     1.26%         1.00%         0.91%       0.50%         0.24%
Ratio of Net Investment Income to Average Net               0.75%         1.17%         1.53%       2.02%         3.24%
 Assets
Portfolio Turnover Rate                                   297.36%       189.39%       179.47%      10.15%        24.75%

  *  You can find the text for this footnote on page 24.

ANALYTIC DEFENSIVE EQUITY FUND

  Fiscal Year Ended December 31,                     1998*          1997           1996           1995           1994
  -----------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Year                  $ 12.41        $ 13.71        $ 12.64        $ 10.60        $ 11.40
  Income from Investment Operations                      0.05           0.12           0.19           0.23           0.30
    Net Investment Income
    Net Gains or Losses on Securities (Realized          3.05           2.49           1.78           2.04          (0.02)
      and Unrealized)
     Total From Investment Operations                    3.10           2.61           1.97           2.27           0.28
  Less Distributions                                    (0.05)         (0.12)         (0.19)         (0.23)         (0.30)
    Dividends (From Net Investment Income)
    Distributions (From Capital Gains)                  (3.69)         (3.79)         (0.71)            --          (0.78)
    Total Distributions                                 (3.74)         (3.91)         (0.90)         (0.23)         (1.08)
  Net Asset Value, End of Year                        $ 11.77        $ 12.41        $ 13.71        $ 12.64        $ 10.60
  Total Return                                          28.89%         19.11%         15.66%         21.52%          2.47%
  =======================================================================================================================
  Ratios/Supplemental Data                            $56,021        $46,286        $52,484        $42,648        $48,254
    Net Assets, End of Year (Thousands)
    Ratio of Expenses to Average Net Assets              1.38%          1.30%          1.23%          1.22%          1.10%
    Ratio of Net Investment Income to Average            0.40%          0.75%          1.43%          1.87%          3.45%
      Net Assets
    Portfolio Turnover Rate                            299.28%         75.41%         43.17%         32.37%         48.71%

ANALYTIC MASTER FIXED INCOME FUND

  Fiscal Year Ended December 31,                         1998+        1997          1996         1995          1994
  --------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Year                      $10.00       $11.62       $ 11.78      $ 10.75       $ 11.61
  Income from Investment Operations                         0.54         0.67          0.66         0.69          0.72
    Net Investment Income
    Net Gains or Losses on Securities (Realized and        (0.14)        0.46         (0.01)        1.03         (0.85)
     Unrealized)
    Total From Investment Operations                        0.40         1.13          0.65         1.72         (0.13)
  Less Distributions                                       (0.54)       (0.67)        (0.66)       (0.69)        (0.72)
    Dividends (From Net Investment Income)
    Distributions (From Capital Gains)                     (0.05)       (1.98)        (0.14)          --         (0.01)
    In Excess of Net Realized Gain                            --        (0.10)        (0.01)          --            --
    Total Distributions                                    (0.59)       (2.75)        (0.81)       (0.69)        (0.73)
  Net Asset Value, End of Year                            $ 9.81       $10.00       $ 11.62      $ 11.78       $ 10.75
  Total Return                                              3.80%       10.04%         5.69%       16.43%       (1.04)%
  ====================================================================================================================
  Ratios/Supplemental Data                                 4,954        5,712        28,926       24,868         6,155
    Net Assets, End of Year (Thousands)
    Ratio of Expenses to Average Net Assets                 1.07%        0.90%         0.72%        0.69%         0.60%
    Ratio of Net Investment Income to Average Net           5.06%        5.60%         5.66%        5.99%         7.16%
     Assets
    Portfolio Turnover Rate                                98.26%       39.98%        21.95%       31.82%        44.30%

  + You can find the text for this footnote on the next page.

ANALYTIC SHORT-TERM GOVERNMENT FUND

  Fiscal Year Ended December 31,                         1998+        1997         1996         1995         1994
  ------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Year                      $ 9.97       $ 9.99       $10.14      $  9.70      $ 10.19
  Income from Investment Operations                         0.59         0.56         0.63         0.57         0.49
    Net Investment Income
    Net Gains or Losses on Securities (Realized and         0.14        (0.02)       (0.10)        0.44        (0.49)
     Unrealized)
    Total From Investment Operations                        0.73         0.54         0.53         1.01         0.00
  Less Distributions                                       (0.59)       (0.56)       (0.67)       (0.57)       (0.49)
    Dividends (From Net Investment Income)
    In Excess of Net Investment Income                     (0.01)          --           --           --           --
    Return of Capital                                         --           --        (0.01)          --           --
    Total Distributions                                    (0.60)       (0.56)       (0.68)       (0.57)       (0.49)
  Net Asset Value, End of Year                            $10.10       $ 9.97       $ 9.99      $ 10.14      $  9.70
  Total Return                                              7.10%        5.54%        5.28%       10.65%        0.00%
  ==================================================================================================================
  Ratios/Supplemental Data                                $5,259       $2,978       $1,008      $27,880      $24,481
    Net Assets, End of Year (Thousands)
    Ratio of Expenses to Average Net Assets                 0.84%        0.60%        0.56%        0.50%        0.45%
    Ratio of Net Investment Income to Average Net           5.43%        5.53%        5.99%        5.76%        5.37%
     Assets
    Portfolio Turnover Rate                                25.91%       33.50%       31.48%       10.15%        3.21%

  + The information set forth in these tables for the periods prior to July 27, 1998 is the financial data of the Enhanced Equity Fund, Master Fixed Income Fund and Short-Term Government Fund, each a series of a predecessor company, The Analytic Series Fund, Inc. Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund and Analytic Short-Term Government acquired the assets and assumed the liabilities of the Enhanced Equity Fund, Master Fixed Income Fund and Short-Term Government Fund of the Analytic Series Fund, Inc. on July 27, 1998. The net asset value at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratios on the date of reorganization as follows: 0.61425 for the Analytic Enhanced Equity Fund, 1.1312 for the Analytic Master Fixed Income Fund and 1.0162 for the Analytic Short-Term Government Fund.

  * The information set forth in this table for the periods prior to August 31, 1998 is the financial data of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. Analytic Defensive Equity Fund acquired the assets and assumed the liabilities of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. on August 31, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of
     0.95328 on the date of reorganization for the Analytic Defensive Equity
     Fund.

PORTFOLIO CODES

  The reference information below will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily NAVs or get additional information.

                                                       Trading Symbol
  Enhanced Equity Fund                                     ANEEX
  Defensive Equity Fund                                    ANDEX
  Master Fixed Income Fund                                 ANFIX
  Short-Term Government Fund                               ANSTX

  ANALYTIC FUNDS


  For investors who want more information about the funds, the following documents are available upon request.

  ANNUAL REPORTS

  The annual report of the funds provides additional information about their investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Analytic Funds during the last fiscal year.

  STATEMENT OF ADDITIONAL INFORMATION

  The SAI contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of these materials, request other information about the funds and make shareholder inquiries by writing to or calling:

                                   UAM FUNDS
                                 PO BOX 419081
                          KANSAS CITY, MO 64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)
                                  WWW.UAM.COM
       For a fee, you can get the reports of the funds and SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-800-SEC-0330. You can get copies of this information for free on the SEC's Internet site at http://www.sec.gov.

  The funds' Investment Company Act of 1940 file number is 811-08605.


                                                             [LOGO APPEARS HERE]

                                   UAM FUNDS
                                 PO BOX 419081
                          KANSAS CITY, MO  64141-6081
                     (TOLL FREE) 1-877-UAM-LINK (826-5465)



                              THE ANALYTIC FUNDS
                         ANALYTIC ENHANCED EQUITY FUND
                        ANALYTIC DEFENSIVE EQUITY FUND
                       ANALYTIC MASTER FIXED INCOME FUND
                      ANALYTIC SHORT-TERM GOVERNMENT FUND

                          INSTITUTIONAL CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 7, 1999



This Statement of Additional Information (SAI) is not a prospectus. However, you should read it in conjunction with the Prospectus of The Analytic funds dated April 7, 1999. You may obtain a Prospectus by contacting the UAM funds at the address listed above.

TABLE OF CONTENTS

UAM FUNDS...............................................................   1
DEFINITIONS.............................................................   3
THE COMPANY.............................................................   3
DESCRIPTION OF PERMITTED INVESTMENTS....................................   3
   Derivatives..........................................................   3
   Illiquid Investments.................................................   6
   Investment Companies.................................................   6
   Repurchase Agreements................................................   6
   Restricted Securities................................................   7
   Small and Medium Capitalization Stocks...............................   7
   Over-the-Counter Stocks..............................................   7
   Technology Companies.................................................   7
INVESTMENT LIMITATIONS..................................................   7
   fundamental Policies.................................................   8
   Non-fundamental Policies.............................................   8
MANAGEMENT OF THE COMPANY...............................................  10
CODE OF ETHICS..........................................................  11
PRINCIPAL HOLDERS OF SECURITIES.........................................  11
INVESTMENT ADVISORY AND OTHER SERVICES.................................   12
   Investment Adviser...................................................  12
   Distributor..........................................................  15
   Administrative Services..............................................  15
   Custodian............................................................  17
   Independent Public Accountant........................................  17
BROKERAGE ALLOCATION AND OTHER PRACTICES................................  17
   Selection Of Brokers.................................................  17
   Simultaneous Transactions............................................  17
   Brokerage Commissions................................................. 18
CAPITAL STOCK AND OTHER SECURITIES......................................  18
   Description of Shares and Voting Rights..............................  18
   Dividends And Capital Gains Distributions............................  18
PURCHASE, REDEMPTION, AND PRICING OF SHARES.............................  19
   Purchase Of Shares...................................................  19
   Exchange Privilege...................................................  21
   Transfer Of Shares...................................................  21
   Valuation Of Shares..................................................  21
PERFORMANCE CALCULATIONS................................................  22
   Total Return.........................................................  22
   Comparisons..........................................................  23
TAXES...................................................................  23
FINANCIAL STATEMENTS FINANCIAL STATEMENTS FINANCIAL STATEMENTS
   FINANCIAL STATEMENTS FINANCIAL STATEMENTS FINANCIAL STATEMENTS.......  24
APPENDIX A: DESCRIPTION OF SECURITIES AND RATINGS.......................   1
   MOODY'S INVESTORS SERVICE, INC.......................................   1
   STANDARD & POOR'S RATINGS SERVICES...................................   3
   DUFF & PHELPS CREDIT RATING CO.......................................   5
   FITCH IBCA RATINGS...................................................   6
APPENDIX B - COMPARISONS................................................   1

DEFINITIONS

     The "Company" is UAM funds, Inc. II (formerly PBHG Advisor funds, Inc.)

     The term "Adviser" means Analytic Investors, Inc., investment adviser of the Analytic funds.

     UAM is United Asset Management Corporation.

     UAMFSI is UAM fund Services, Inc., the Company's administrator, transfer agent, and shareholder-servicing agent.

     UAMFDI is UAM fund Distributors, Inc., the Company's distributor.

     UAMSSC is UAM fund Shareholder Servicing Center, the Company's sub-shareholder-servicing agent.

     UAM funds Complex includes UAM funds, Inc., UAM funds, Inc. II, UAM funds Trust, UAM funds Trust II and all of their funds.

     The term "funds" is used to refer to The Analytic funds as a group, while "fund" refers to a single Analytic fund.

     The terms "board" and "governing board" refer to the Company's Board of Directors as a group, while "board member" refers to a single member of the board.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     All other defined terms, which are not otherwise defined in this SAI, have the same meaning in the SAI as they do in the prospectus of The Analytic funds.

     THE COMPANY

     This SAI relates to the Company and each of the funds listed on the first page of this SAI. Each fund is a separate series of the Company, which was organized under the name "PBHG Advisor Funds, Inc." as a Maryland corporation on January 9, 1998 and is registered as an open-end management investment company under the 1940 Act. On April 6, 1999, the Company changed its name to "UAM Funds, Inc. II." The Company's principal executive office is located at One International Place, Boston, MA 02110; shareholders should direct all correspondence to the address listed on the cover of this SAI.

     The funds are diversified series of the Company. Each share of a fund represents an equal proportionate interest in that fund. You cannot invest in a fund without first reading the fund's Prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

     DERIVATIVES

 Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or an index. A fund may use derivatives in an attempt to gain full market exposure or to hedge its investments. When a fund hedges its investments it is trying to minimize its loss by protecting them from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the fund will have substantially offset any depreciation in the value of its fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

FUTURES

 A futures contract is an agreement between two parties whereby one party is obligated to buy and the other is obligated to sell a financial instrument at an agreed upon price and time. The parties to a futures contract do not have to pay for or deliver the underlying financial instrument until the delivery date. The parties to a futures contract can hold the contract until its delivery date, although in many cases they close the contract early by taking an opposite position in an identical contract. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. A fund will incur commission expenses in both opening and closing futures positions.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts. Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

     A fund may take a "short position" by selling futures contracts on securities it owns or on securities with characteristics similar to those of securities it owns. For example, when a fund expects interest rates to rise or securities prices to fall, it can seek to offset a decline in the value of its holdings by selling futures contracts so that a fund is obligated to sell the securities at a future lower price. When a fund's short hedging position is successful, the appreciation in the value of the futures position will offset substantially any depreciation in the value of the holdings of the fund. On the other hand, a decline in the value of the futures position would substantially offset any unanticipated appreciation in the value of the holdings of the fund.

     On other occasions, a fund may take a "long" position by purchasing futures contracts. For example, when a fund expects interest rates to fall or securities' prices to rise, it can seek to secure a better rate or price than might later be available by purchasing a futures contract. A fund may also buy futures contracts as a substitute for transactions in securities, to alter the investment characteristics of fund securities or to gain or increase its exposure to a particular securities market.

OPTIONS

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     PURCHASING PUT AND CALL OPTIONS

     When a fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the "option premium"). A fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     SELLING (WRITING) PUT AND CALL OPTIONS

     When a fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the fund would hope to profit by closing out the put option at a lower price. If security prices fall, a fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     A fund is permitted only to write covered options. A fund can cover a call option by owning, at the time of selling the option:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract.

     . A call option on the same security or index with the same or lesser exercise price.

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices.

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract.

     . In the case of an index, a fund of securities that corresponds to the index.

     .    A fund can cover a put option by, at the time of selling the option:

     .    Entering into a short position in the underlying security.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price.

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities equal to the difference between the exercise prices.

     .    Maintaining the entire exercise price in liquid securities.

     OPTIONS ON SECURITIES INDICES

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     OPTIONS ON FUTURES

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the fund would retain the option premium, which would offset, in part, any decline in the value of its fund securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the fund.

     COMBINED POSITIONS

     A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

ADDITIONAL RISKS OF DERIVATIVES

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the fund than if it had not entered into any derivatives transactions. Derivatives may magnify a fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the fund to greater risks.

     CORRELATION OF PRICES

     A fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the fund securities it is trying to hedge. However, if a fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the fund may lose money, or may not make as much money as it could have.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence.

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract.

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops.

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     . Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a fund. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments precisely over time.

     LACK OF LIQUIDITY

     Before a futures contract or option is exercised or expires, a fund can terminate it only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange where the fund originally entered into the transaction. If there is no secondary market for the contract, or the market is illiquid, a fund may have to purchase or sell the instrument underlying the contract, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out derivative positions could have an adverse impact on the ability of the fund to hedge its investments and may prevent a fund from realizing profits or limiting its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . During periods of market volatility, a commodity exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives.

     . A fund may have difficulty liquidating its existing positions or recovering excess variation margin payments because of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

     . Investors may lose interest in a particular derivative or category of derivatives.

     MANAGEMENT RISK

     If the adviser incorrectly predicts stock market and interest rate trends, a fund may lose money by investing in derivatives. For example, if a fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

     MARGIN

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

ILLIQUID INVESTMENTS

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors of the Company, the Adviser determines the liquidity of each fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, the Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a fund's rights and obligations relating to the investment). Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser may determine that some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements are illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

INVESTMENT COMPANIES

     A fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-ended or closed-end investment companies. A fund may not invest more than 5% of its total assets in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by the fund.

REPURCHASE AGREEMENTS

     In a repurchase agreement, a fund buys a security for a relatively short period (usually not more than 7 days) and simultaneously agrees to sell it back at a specified date and price. A fund normally uses repurchase agreements to earn income on assets that are not invested. A fund will require the counter-party to the agreement to deliver securities serving as collateral for each repurchase agreement to its custodian either physically or in book-entry form. The counter party must add to the collateral whenever the price of the repurchase agreement rises (i.e., the borrower "marks to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the fund's right to sell the security may be restricted. In addition, the value of the security might decline before the fund can sell it and the fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

     Each fund may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the fund's board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the fund or less than what may be considered the fair value of such securities.

SMALL AND MEDIUM CAPITALIZATION STOCKS

          Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. In certain cases, the Analytic Defensive Equity Fund and Analytic Enhanced Equity Fund may invest in securities of issuers with small or medium market capitalizations. An investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

          OVER-THE-COUNTER STOCKS

          The Analytic Enhanced Equity Fund and the Analytic Defensive Equity Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each fund invests may not be as great as that of other securities and, if a fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

          TECHNOLOGY COMPANIES

          Each fund may invest in securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. A fund may invest in the securities of technology companies operating in various industries. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on other, related industries and, thus, may affect the value of a fund's investments in technology companies. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

          INVESTMENT LIMITATIONS

     Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall (with the exception of a limitation relating to borrowing) be determined immediately after and as a result of a fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the investment limitations of the fund.

FUNDAMENTAL POLICIES

  The following investment limitations are fundamental, which means a fund cannot change them without the approval by vote of a majority of the outstanding voting securities of the fund, as defined in the 1940 Act. No fund may:

     .    Make loans except that each fund, in accordance with its investment objective and policies, may (a) purchase debt obligations, (b) enter into repurchase agreements and (c) lend its fund securities.

     .    Act as an underwriter of securities of other issuers, except as it may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of fund securities.

     .    Purchase or sell commodities or commodity contracts, except that a fund, in accordance with its investment objective and policies, may: (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon.

     .    Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent a fund from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

     .    Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the fund's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

     Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer except up to 25% of its assets may be invested without regard to these limits. For purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

     Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone), and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

     .    Borrow money (other than pursuant to reverse repurchase agreements)
       except for temporary or emergency purposes and then only in amounts up to
       (a) 10% of the total assets of the Analytic Defense Equity Fund and (b) 15% of the total assets of the Analytic Enhanced Equity Fund, the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of fund securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of a fund's total assets will be repaid before making additional investments. The foregoing percentages will apply at the time of each purchase of a security.

     NON-FUNDAMENTAL POLICIES

     In addition to the policies described above, the following limitations are non-fundamental (i.e., the fund's governing board may change them without shareholder approval) policies.

ALL FUNDS

     As a non-fundamental investment policy, no fund may:

     .    Pledge more than 10% of its total assets, except that each fund may pledge assets to the extent permitted by the

       1940 Act in order to (i) secure permitted borrowings or (ii) as may be necessary in connection with the fund's use of options and futures contracts.

     .    Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the fund's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the board, based on trading markets for such security, to be liquid.

     .    Purchase or sell puts, calls, straddles, spreads, and any combination thereof except that a fund may, in accordance with its investment objective and policies, write covered call options with respect to any of its fund securities, write covered put options and enter into closing purchase transactions with respect to such options, engage in put and call option transactions and engage in interest rate and stock index futures contracts and related options transactions.

     .    Purchase securities of open-end or closed-end investment companies, except to the extent permitted by the 1940 Act.

  .    Invest in companies for the purpose of exercising control.

  . With respect to the Analytic Defensive Equity Fund, the fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the fund owns an equal amount of such securities or owns securities convertible into or exchangeable for securities, without payment of additional consideration (except upon exercise of covered call options on such securities with a strike price no higher than the price at which the securities were sold short or, if higher, if the difference between the strike price and the price at which the securities were sold short is maintained in U.S. government securities in a segregated account with the fund's custodian or a broker), which are at least equal in an amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the fund's net assets (taken at current value) are held as collateral for such sales at any one time.

  . Purchase securities on margin, except that each fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the fund's use of options and futures contracts.

  . Invest in interests in oil, gas or other mineral leases, exploration or development programs, except that this shall not prevent a fund from investing in readily marketable securities of issuers that invest or engage in oil, gas or other mineral leases, exploration or development programs or issuers secured by interest in such activities.

  . Invest more than 5% of the value of its net assets (total assets with respect to the Analytic Defensive Equity Fund) in securities of issuers which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the fund has come into existence as a result of a distribution, merger, consolidation, reorganization or the purchase of all or substantially all of the assets of such predecessor.

  . Purchase or retain the securities of any issuer if, to the knowledge of the fund, any of the officers or directors of the fund or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

ANALYTIC DEFENSIVE EQUITY FUND

  The fund may not:

  . Invest more than 10% of the value of its total assets in securities restricted as to disposition under the Federal securities laws.

  . Participate on a joint or a joint and several basis in any trading account in securities.

  . Sell or buy options which are not listed for trading on a national securities exchange if, as a result, more than 5% of the fund's net assets would be at risk in connection with all such unlisted options.

 . Sell any covered put stock option if, as a result, the fund would then have more than 50% of its total assets at current value subject to being invested upon the exercise of put options.

 . Make short sales "against the box," except for the purpose of deferring realization of gain or loss for Federal income tax purposes and/or to receive interest on the proceeds of such sales when made in connection with convertible securities. Such sales will not be made of securities subject to outstanding options.

 MANAGEMENT OF THE COMPANY

 The business of the Company is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Company and who execute policies formulated by the board. The Company pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active fund per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the funds of the UAM Companys complex. The Company does not pay the remaining board members, each of whom are affiliated with the Company, for their services as board members.. UAM or its affiliates or CGFSC pay the Company's officers.

   The following table lists the board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Companys complex. Those people with an asterisk beside their name are "interested persons" of the Company as that term is defined in the 1940 Act.

                                Position UAM
                                ------------
Name, Address, DOB              funds, Inc.             Principal Occupations During the Past 5 years
------------------              ----------              ---------------------------------------------
John T. Bennett, Jr.            Director           President of Squam Investment Management Company, Inc. and
College Road -- RFD 3                              Great Island Investment Company, Inc. since 1993, President
Meredith, NH 03253                                 of Bennett Management Company from 1988 to 1993.
1/26/29
Nancy J. Dunn                   Director           Financial Officer of World Wildlife fund since 1999.
10 Garden Street                                   Formerly, Vice President for Finance and Administration and
Cambridge, MA 02138                                Treasurer of Radcliffe College from 1991 to 1999.
8/14/51
William A. Humenuk              Director           Executive Vice President and Chief Administrative Officer of
100 King Street West                               Philip Services Corp.; Director, Hofler Corp.; Formerly, a
P.O. Box 2440, LCD-1,                              Partner in the Philadelphia office of the law firm Dechert
Hamilton  Ontario,                                 Price & Rhoads.
Canada L8N-4J6
4/21/42
Philip D. English               Director           President and Chief Executive Officer of Broventure Company,
16 West Madison Street                             Chairman of the Board of Chektec Corporation and Cyber
Baltimore, MD 21201                                Inc
8/5/48
                                                                        Total
                                                                        -----
                                              Aggregate             Compensation
                                              ---------             ------------
                                          Compensation from           From UAM
                                          -----------------           --------
                                           Registrant as of      funds Complex as of
                                           ----------------      -------------------
Name, Address, DOB                            12/31/98**             12/31/98***
------------------                            ----------             -----------
John T. Bennett, Jr.
College Road -- RFD 3
Meredith, NH 03253
1/26/29                                         $4,100                 $40,000
Nancy J. Dunn
10 Garden Street
Cambridge, MA 02138
8/14/51                                         $4,100                 $40,000
William A. Humenuk
100 King Street West
P.O. Box 2440, LCD-1,
Hamilton  Ontario,
Canada L8N-4J6
4/21/42                                         $4,100                 $40,000
Philip D. English
16 West Madison Street
Baltimore, MD 21201
8/5/48                                          $4,100                 $40,000

                              Position UAM
                              ------------
  Name, Address, DOB          funds, Inc.         Principal Occupations During the Past 5 years
  ------------------          -----------         ---------------------------------------------
Norton H. Reamer*             Director,           Chairman, Chief Executive Officer and a Director of United
One International Place       President and       Asset Management Corporation; Director, Partner or Trustee
Boston, MA 02110              Chairman            of each of the Investment Companies of the Eaton Vance Group
3/21/35                                           of Mutual funds.
Peter M. Whitman, Jr.*        Director            President and Chief Investment Officer of Dewey Square
One Financial Center                              Investors Corporation since 1988; Director and Chief
Boston, MA 02111                                  Executive Officer of H.T. Investors, Inc., formerly a
7/1/43                                            subsidiary of Dewey Square.
James P. Pappas*              Director            President of UAM Investment Services, Inc. since March 1999;
211 Congress Street                               Senior Vice President of UAM Trust Company since January
Boston, Ma 02110                                  1996; formerly Senior Vice President of UAM Investment
2/24/53                                           Services, Inc. from 1996-1999; Principal of UAM fund
                                                  Distributors, Inc. since December 12, 1995; formerly a
                                                  Director and Chief Operating Officer of CS First Boston
                                                  Investment Management from 1993-1995.
William H. Park               Vice President        Executive Vice President and Chief Financial Officer of
One International Place                           United Asset Management Corporation.
Boston, MA 02110
9/19/47
Gary L. French                Treasurer            President of UAM fund Services, Inc. and UAM fund
211 Congress Street                                Distributors, Inc., formerly Vice President of Operations,
Boston, MA 02110                                   Development and Control of Fidelity Investments in 1995;
7/4/51                                             Treasurer of the Fidelity Group of Mutual funds from 1991 to
                                                   1995.
Michael E. DeFao              Secretary            Vice President and General Counsel of UAM fund Services,
211 Congress Street                                Inc. and UAM fund Distributors, Inc.; Associate Attorney of
Boston, MA 02110                                   Ropes & Gray (a law firm) from 1993 to 1995.
2/28/68
Robert R. Flaherty            Assistant           Vice President of UAM fund Services, Inc.; formerly Manager
211 Congress Street           Treasurer           of fund Administration and Compliance of Chase Global fund
Boston, MA 02110                                  Services Company from 1995 to 1996; Deloitte & Touche LLP
9/18/63                                           from 1985 to 1995, Senior Manager.
                                                                               Total
                                                                               -----
                                                     Aggregate             Compensation
                                                     ---------             ------------
                                                 Compensation from           From UAM
                                                 -----------------           ---------
                                                  Registrant as of      funds Complex as of
                                                  ----------------      -------------------
  Name, Address, DOB                                 12/31/98**             12/31/98***
  ------------------                                 ----------             -----------
Norton H. Reamer*                                         0                       0
One International Place
Boston, MA 02110
3/21/35
Peter M. Whitman, Jr.*                                    0                       0
One Financial Center
Boston, MA 02111
7/1/43
James P. Pappas*                                          0                       0
211 Congress Street
Boston, Ma 02110
2/24/53



William H. Park                                           0                       0
One International Place
Boston, MA 02110
9/19/47
Gary L. French                                            0                       0
211 Congress Street
Boston, MA 02110
7/4/51

Michael E. DeFao                                          0                       0
211 Congress Street
Boston, MA 02110
2/28/68
Robert R. Flaherty                                        0                       0
211 Congress Street
Boston, MA 02110
9/18/63

     ** The fund has not completed its first year since its organization. Consequently, the information provided regarding compensation reflects payments for the period from January 1, 1999 through April 6, 1999, and estimates of compensation for the period from April 7, 1999 through December 31, 1999.

*** Reflects total payments received from the fund Complex. As of April 6, 1999, there were 50 funds in the fund Complex.

CODE OF ETHICS

The Company has adopted a Code of Ethics that restricts to a certain extent personal transactions by access persons of the Company and imposes certain disclosure and reporting obligations.

PRINCIPAL HOLDERS OF SECURITIES

  As of March 26, 1999, the members of the governing board and officers of the Company as a group owned less than 1% of each fund's outstanding shares.

  As of March 26, 1999, the following persons or organizations held 5% or more of the shares of a fund:

                                                                            Percentage of
                                                                            -------------
                                                                                Shares
                                                                                ------
             Name and Address of Shareholder                                    Owned                  fund
             -------------------------------                                    -----                  ----
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                                       51.01%         Enhanced Equity
Special Custody Account
For Benef of Customers
101 Montgomery Street
San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                       8.34%         Enhanced Equity
Inv Mgr for Prison Law Office
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
---------------------------------------------------------------------------------------------------------------
National Financial Services Corp.                                               11.42%         Enhanced Equity
FBO Exclusive Benef of Our Customer
Attn: Mutual Funds
200 Liberty Street
New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------
SEI Trust Co. Cust                                                               9.50%         Master Fixed
IRA R/O R Borzilleri                                                                           Income
Attn: Stephen Monahan
4 Landmark Square
Stamford, CT 06901-2502
---------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                       8.19%         Master Fixed
Inv Mgr For Prison Law Office                                                                  Income
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
---------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                      14.39%         Master Fixed
FBO Mountain Grove Cemetery Assn                                                               Income
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
---------------------------------------------------------------------------------------------------------------
SEI Trust Co Cust                                                                5.52%         Master Fixed
IRA R/O Greg McMurran                                                                          Income
2116 Westwood Avenue
Santa Ana, CA 92706-1924
---------------------------------------------------------------------------------------------------------------
Tucker Anthony, Inc.                                                            10.57%         Master Fixed
VMEP NHC Pension                                                                               Income
Attn: Stephen T. Monahan
4 Landmark Square
Stanford, CT 06901-2502
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                      18.16%         Defensive Equity
Special Custody Account
For Benef of Customers
101 Montgomery Street
San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------
LaSalle National Bank                                                            9.81%         Defensive Equity
METZ Banking Pension Trust
DTD July 1, 1997
c/o Mutual Funds, 18th Floor
135 S. LaSalle Street
Chicago, IL 60603-4105
---------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management                                            47.74%         Short-Term
Investment                                                                                     Government
FBO Southern Baptist Foundation
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
---------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                      14.82%         Short-Term
Inv Mgr For Prison Law Office                                                                  Government
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
---------------------------------------------------------------------------------------------------------------
Analytic TSA Global Asset Management, Inc.                                      14.38%         Short-Term
FBO Mountain Crove Cemetery ASSN                                                               Government
700 S. Flower Street, Ste 2400
Los Angeles, CA 90017-4211
---------------------------------------------------------------------------------------------------------------

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a fund may be presumed to "control" (as that term is defined in the 1940 Act) the fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.

  INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

CONTROL OF ADVISER

  The Adviser is located at 700 S. Flower Street, Suite 2400, Los Angeles, CA 90017. The Adviser is a wholly-owned subsidiary of UAM and has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name and with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or funds of the UAM funds complex.

   INVESTMENT ADVISORY AGREEMENT

   SERVICES PERFORMED BY ADVISER

Pursuant to each Investment Advisory Agreement (Advisory Agreements) between the Company, on behalf of each fund, and the Adviser, the Adviser has agreed to:

      .   Manage the investment and reinvestment of the assets of the funds.

      . Continuously review, supervise and administer the investment program of the funds.

      . Determine in its discretion the securities a fund will buy or sell and the portion of its assets such fund will hold uninvested.

      LIMITATION OF LIABILITY

      In the absence of (1) willful misfeasance, bad faith, or gross negligence of the part of the Adviser in the performance of its obligations and duties under the Advisory Agreements, (2) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

      CONTINUING AN ADVISORY AGREEMENT

      Unless sooner terminated, an Advisory Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually(a) by a majority of those members of the governing board of the Company who are not parties to the Advisory Agreement or interested persons of any such party and (b) by a majority of the governing board of the Company or a majority of the shareholders of the fund. An Advisory Agreement may be terminated at any time by the fund, without the payment of any penalty, by vote of a majority of the funds' shareholders or of a majority of the governing board on 60 days' written notice to the Adviser. The Adviser may terminate the Advisory Agreements at any time, without the payment of any penalty, upon 90 days' written notice to the fund. An Advisory Agreement will automatically and immediately terminate if it is assigned.

      INVESTMENT ADVISORY FEE

      For its services, the Adviser receives an advisory fee calculated by applying the annual percentage rates listed below to the average daily net assets of the fund for the month. The Adviser's fee is paid in monthly installments.


                                         Annual Percentage Rate
   Analytic Enhanced Equity Fund                0.60%
   Analytic Defensive Equity Fund               0.60%
   AnaAnalytic Master Fixed Income Fund         0.45%
   Analytic Short-Term Government Fund          0.30%

EXPENSE LIMITATION AND FEE WAIVER

      The Adviser has currently agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Analytic fund as follows:
   0.99% of the Analytic Defensive Equity Fund and the Analytic Enhanced Equity Fund; 0.80% of the Analytic Master Fixed Income Fund; and 0.60% of the Analytic Short-Term Government Fund. The expenses subject to such limitation exclude: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a fund's business. The fee waiver/expense reimbursement arrangement for each fund is expected to remain in effect for the current fiscal year and can be terminated at any time at the option of the fund. Each waiver of advisory fees or assumption of other expenses by the Adviser is subject to a possible reimbursement by each fund in future years if such reimbursement can be made within the foregoing annual expense limits.

      HISTORY

  The Adviser was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term investors. It is one of the oldest investment management firms in this specialized area. In 1985 it became a wholly-owned affiliate of United Asset Management (NYSE:UAM). UAM is an investment management holding company, with 51 affiliated management firms, managing more than $206 billion in assets. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option and yield curve strategies. The Adviser serves, among others, pension and profit-sharing plans, endowments, foundations, corporate investment funds, mutual savings banks, and insurance companies, for which it manages approximately $1 billion.

PHILOSOPHY

      Analytic Investors utilizes state of the art quantitative investment management techniques to deliver superior investment performance. We believe that the use of such techniques allows us to fulfill our clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The firm has based its investment decisions on quantitative techniques for more than 25 years.

      INVESTMENT PROCESS AND STYLE

      ENHANCED EQUITY FUND

  The Adviser believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) Relative Valuation 2) Growth Potential 3) Historical Return Momentum 4) Liquidity 5) Risk. The valuation process examines dozens of financial measures within these five elements. The Adviser accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, the Adviser has developed a unique weighting process for each of these financial measures which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The Enhanced Equity process commences by developing rankings for all the companies in the Equity Universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the Equity Universe. In the process, our quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being Size Neutral, Style Neutral and Sector Neutral. The portfolio is monitored daily, and re-balanced monthly to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the Equity Universe. The portfolio seeks to be fully invested at all times.

  DEFENSIVE EQUITY

  The Analytic Defensive Equity Fund is a stock fund which combines a quantitative approach to stock selection with a unique hedging style. As the name suggests, the goal of the Fund is to allow shareholders to enjoy substantial protection against a declining stock market while still allowing for the shareholder to participate to a large degree in a rising stock market. The core strategy of the Fund is based on a belief that there are five primary elements that drive an individual stock's performance: 1) Relative Valuation,
  2) Growth Potential, 3) Historical Return Momentum, 4) Liquidity and 5) Risk. The valuation process examines dozens of financial measures within these five elements. We accept, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic Investors has developed a unique weighting process for each of these financial measures which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The stock selection process commences by developing rankings for all the companies in the Equity Universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the Equity Universe. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the Equity Universe. Once established, this portfolio is strategically hedged to reduce the risk to the overall portfolio when individual stocks become excessively volatile.

  MASTER FIXED INCOME

  The Master Fixed Income Fund is an intermediate term bond fund that seeks to outperform other intermediate term bond funds through three sources of value:
  (1) Analyzing shifts in the yield curve ; (2) Tactically increasing and decreasing the allocation of the Fund to the corporate bond sector; and (3) ) Utilizing a unique method of creating "synthetic" corporatebonds . Analytic believes that through careful quantitative analysis these three methods can add value without significantly increasing the volatility of the Fund above that of the intermediate-term bond market.

  The core strategy of the fund begins with the selection of a diversified mix of Treasuries, agencies, mortgage-related bonds, and high-grade corporate bonds. Additional value is found in the corporate sector through the creation of synthetic high-grade corporate instruments using Analytic's option valuation model. The usefulness of this procedure is in its ability to make available to the Fund a far broader array of corporate bond choices than can typically be found in the traditional corporate bond market. This broader array of choices offered by the creation of synthetic bonds includes (1) bonds free from the callability feature that so often adds unnecessary risk to the use of traditional corporate bonds; (2) bonds that have a level of credit quality that can be higher or lower than the credit quality of existing corporate bonds; (3) bonds associated with corporations that don't typically offer corporate bonds. The Fund varies exposure to the synthetic bond market depending on the availability of mispriced offerings, as identified by Analytic's real-time, proprietary valuation approach. Finally, the Fund uses a sophisticated approach to assess the shape of the yield curve and to find arbitrage opportunities to provide additional value.

  Short-Term Government

  The Short-Term Government Fund is, a fixed income fund that invests primarily in high-grade debt instruments of short maturities, three years or less. While the Fund invests more than half its assets in US Treasury and Agency securities, the portfolio management team enhances performances through three sources of value: (1) Selected use of short-term corporate securities; (2) A sophisticated approach to finding and exploiting yield curve arbitrage opportunities; and (3) Tactical investments in short-term interest rate differentials between major global economies.

DISTRIBUTOR

  UAMFDI serves as the Company's distributor. The Company offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Company, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

    ADMINISTRATIVE SERVICES

    ADMINISTRATOR

    Pursuant to a fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the fund Administration Agreement. Other expenses to be incurred in the operation of the Company will be borne by the Company or other parties, including

     .    Taxes, interest, brokerage fees and commissions.

     .    Salaries and fees of officers and members of the board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the Adviser.

     .    SEC fees and states Blue-Sky fees.

     .    EDGAR filing fees.

     .    Processing services and related fees.

  .     Advisory and administration fees.

  .     Charges and expenses of pricing and data services, independent public accountants and custodians.

  .     Insurance premiums including fidelity bond premiums.

  .     Outside legal expenses.

  .     Costs of maintenance of corporate existence.

  .     Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Company.

  .     Printing and production costs of shareholders' reports and corporate meetings.

  .     Cost and expenses of Company stationery and forms.

  .     Costs of special telephone and data lines and devices.

  .     Trade association dues and expenses.

  .     Any extraordinary expenses and other customary Company expenses.

  .     Unless sooner terminated, the fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The board or UAMFSI may terminate the fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Company.

  .     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such person or persons for such employment. The Company will not incur any obligations with respect to such persons.

  SUB-ADMINISTRATOR

  UAMFSI has subcontracted some of the its administrative and fund accounting services to SEI Investments Mutual funds Services (formerly SEI fund Resources) under a Mutual funds Service Agreement dated April 6, 1999. SEI is located at One Freedom Valley Road Oaks, PA 19456.

  SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

  UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

  UAMSSC serves as sub-shareholder servicing agent for the Company under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

  ADMINISTRATIVE FEES

  In exchange for administrative services, the fund pays a five-part fee to UAMFSI as follows:

1. An annual base fee calculated at the annual rate equal to $14,500 for the first operational class and $3,000 for each additional class.

2. A fund specific fee to UAMFSI calculated from the aggregate net assets of each fund at the following rates:


                                       ANNUAL RATE
                                       -----------

     Analytic Enhanced Equity Fund        0.04%

     Analytic Defensive Equity Fund               0.06%

     Analytic Master Fixed Income Fund            0.04%

     Analytic Short-Term Government Fund          0.04%

  3. An annual base fee that UAMFSI pays to SEI Investments Mutual funds Services for its sub-administration and other services calculated at the annual rate of $35,500 for the first operational class; $5,000 for each additional operational class; and 0.03% of their pro rata share of the combined assets of the funds.

  4. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  5. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  The fund also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

  SHAREHOLDER SERVICING ARRANGEMENTS

  UAM and any of its affiliates may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company, a fund or any class of shares of a fund. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring investors to the funds.

     CUSTODIAN

  First Union National Bank (successor to CoreStates Bank, N.A.) 530 Walnut Street Philadelphia, PA 19106, provides for the custody of the Company's assets pursuant to the terms of a custodian agreement with the Company.

     INDEPENDENT PUBLIC ACCOUNTANT

  PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountant for the Company.

  BROKERAGE ALLOCATION AND OTHER PRACTICES

     SELECTION OF BROKERS

  The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for a fund. The Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for a fund. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Advisory Agreement. In so doing, a fund may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The Adviser may place fund orders with qualified broker-dealers who refer clients to the Adviser.

  It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

     SIMULTANEOUS TRANSACTIONS

  The Adviser makes investment decisions for a fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's governing board periodically reviews the various allocation methods used by the Adviser, and the results of such allocations.

     BROKERAGE COMMISSIONS

  EQUITY SECURITIES

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

  DEBT SECURITIES

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, each fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

  CAPITAL STOCK AND OTHER SECURITIES

     DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Company's Articles of Incorporation, as amended, provide that: (i) all consideration received by the Company for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto; (ii) each share of stock shall entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares of stock outstanding in such holder's name on the books of the Company, and all shares of stock shall be voted in the aggregate; provided, however, that to the extent series voting is required by the 1940 Act or Maryland law, or otherwise directed by the board, as to any such matter, shares of stock shall be voted by series; (iii) in the event of the liquidation or dissolution of any series of stock of the Company, stockholders of such series shall be entitled to receive out of the assets of such series available for distribution to stockholders the assets belonging to such series; and the assets so distributable to the stockholders of such series shall be distributed among such stockholders in proportion to the number of shares of such series held by them and recorded on the books of the Company; and (iv) no holder of shares of stock of the Company shall, as such holders, have any preemptive rights to purchase or subscribe for any additional shares of stock of the Company or any other security of the Company.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Company tries to distribute substantially all of the net investment income of a fund and net realized capital gains so as to avoid income taxes on its dividends and distributions and the imposition of the federal excise tax on undistributed income and capital gains. However, the Company cannot predict the timing or amount of any such dividends or distributions.

  Distributions by a fund reduce its net asset value ("NAV"). A distribution that reduces the NAV of a fund below its cost basis may be taxable, although from an investment standpoint, it is a return of capital. If you buy shares of a fund on or before the "record date" - the date that establishes which shareholders will receive an upcoming distribution - for a distribution, you will receive some of the money you invested as a taxable distribution.

  Unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a fund at net asset value (as of the business day following the record date). This will remain in effect until the Company is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.


Each fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Each fund will distribute its net capital gains to its investors, but will not offset (for federal income tax purposes) such gains against any net capital losses of another fund.

  PURCHASE, REDEMPTION, AND PRICING OF SHARES

     PURCHASE OF SHARES

  Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a fund are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to UAMSSC before the close of its business day to receive that day's share price. UAMSSC must receive proper payment for the order by the time the fund is priced on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation, and money.

  Purchases of shares of a fund will be made in full and fractional shares of the fund calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

  The Company reserves the right in its sole discretion to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a fund's shares.

  IN-KIND PURCHASES

  If accepted by the Company, shareholders may purchase shares of a fund in exchange for securities that are eligible for acquisition by the fund. Securities to be exchanged that are accepted by the Company will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the fund and must be delivered to the Company by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Company will not accept securities in exchange for shares of a fund unless:

  .     At the time of exchange, such securities are eligible to be included in the fund (current market quotations must be readily available for such securities).

  .     The investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the fund under the 1933 Act, or otherwise.

  .     The value of any such securities (except U.S. government securities)
     being exchanged together with other securities of the same issuer owned by the fund will not exceed 5% of the net assets of the fund immediately after the transaction.

  .     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

     REDEMPTION OF SHARES

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the fund.

  BY MAIL

  Requests to redeem shares must include:

  .     Share certificates, if issued.

  .     A letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

  .     Any required signature guarantees (see "SIGNATURE GUARANTEES").

  .     Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

  BY TELEPHONE

  The following tasks cannot be accomplished by telephone:

  .     Changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed).

  .     Redemption of certificated shares by telephone.

  The Company and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or the Sub-Transfer Agent does not employ the procedures described above. Neither the Company nor the Sub-Transfer Agent will be responsible for any loss, liability, cost, or expense for following instructions received by telephone that it reasonably believes to be genuine.

  REDEMPTIONS-IN-KIND

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of fund securities received in payment of redemptions.

  However, the Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Company at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  SIGNATURE GUARANTEES

  To protect your account, the Company and its Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A complete definition of eligible guarantor institutions is available from the Company's Sub-Transfer Agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program.

  The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

  OTHER REDEMPTION INFORMATION

  Normally, the Company will pay for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Company may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  The Company may suspend redemption privileges or postpone the date of payment:

  .     During any period that both the NYSE and Custodian Bank are closed, or trading on the NYSE is restricted as determined by the Commission.

  .     During any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a fund to dispose of securities owned by it, or to fairly determine the value of its assets.

  .     For such other periods as the Commission may permit.

     EXCHANGE PRIVILEGE

  The exchange privilege is only available with respect to funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class Shares of UAM funds do not charge a sales commission or charge of any kind.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Company may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Company and its shareholders.

     TRANSFER OF SHARES

  Shareholders may transfer shares of each fund to another person by making a written request to the Company. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

  VALUATION OF SHARES

  The Company does not price its shares on those days when the New York Stock Exchange is closed, which are currently: New Year's Day; Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

  EQUITY SECURITIES

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  DEBT SECURITIES

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  FOREIGN SECURITIES

  Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the board believes accurately reflects fair value.

  OTHER ASSETS

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

  PERFORMANCE CALCULATIONS

  The funds measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

     TOTAL RETURN

  Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The average annual total return of a fund is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable fund expenses on an annual basis.

  These figures are calculated according to the following formula:

  P (1 + T)/n/ = ERV

  Where:

  P    =       a hypothetical initial payment of $1,000

  T    =       average annual total return

  n    =       number of years

  ERV  =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total rates of return of the funds as of December 31, 1998, are as follows:

                                      One Year Ended   Five Years Ended    10 Years       Since Inception    Inception Date
  Analytic Enhanced Equity Fund           37.82%             24.33%          N/A               22.76%          6/30/93
  Analytic Defensive Equity Fund          28.89%             17.21%        13.01%                N/A            N/A

  Analytic Master Fixed Income Fund        3.80%              6.82%          N/A                6.87%          6/30/93

  Analytic Short-Term Government Fund      7.10%              5.66%          N/A                5.53%          6/30/93

  YIELD

  Yield refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

  Yield is obtained using the following formula:

  Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

  a =  dividends and interest earned during the period

  b =  expenses accrued for the period (net of reimbursements)

  c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

  d =  the maximum offering price per share on the last day of the period.

  The funds' yields and adjusted yields for the month ended February 28, 1999 were:

                                          Yield
Analytic Master Fixed Income Fund         3.81%
Analytic Short-Term Government Fund       3.80%

COMPARISONS

     The funds' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a fund might satisfy their investment objective, advertisements regarding the funds may discuss various measures of fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in each fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by each fund to calculate its performance. In addition, there can be no assurance that each fund will continue this performance as compared to such other averages.

     TAXES

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, as applicable.

     Each fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

     If for any taxable year a fund does not qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, all of the fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In this event, a fund's distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular fund, and would be eligible for the dividends received deduction in the case of corporate shareholders. The funds intend to qualify as a "regulated investment company" each year.

     Dividends and interest received by each fund may give rise to withholding and other taxes imposed by foreign countries. These taxes would reduce each fund's dividends but are included in the taxable income reported on your tax statement if each fund qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

EXPENSES


-----------------------------------------------------------------------------------------------------
                                    Investment       Investment
                                   Advisory Fees    Advisory Fees    Administrator      Brokerage
                                       Paid*           Waived*            Fee+         Commissions
-----------------------------------------------------------------------------------------------------
     Analytic Enhanced Equity Fund
     -----------------------------
     1998                           $ 48,830         $ 66,917         $ 48,987          $ 64,668
  ---------------------------------------------------------------------------------------------------
     1997                              -0-           $ 40,662         $ 21,124          $ 16,005
  ---------------------------------------------------------------------------------------------------
     1996                           $  3,860         $ 50,426         $  7,140          $ 24,710

-----------------------------------------------------------------------------------------------------
     Analytic Defensive Equity Fund
     ------------------------------
     1998                           $253,110         $105,594         $ 80,296          $258,118
  ---------------------------------------------------------------------------------------------------
     1997                           $389,998            -0-           $115,544          $159,674
  ---------------------------------------------------------------------------------------------------
     1996                           $363,576            -0-           $126,424          $149,614

-----------------------------------------------------------------------------------------------------
     Analytic Master Fixed Income Fund
     ---------------------------------
     1998                           $ 11,870         $ 10,391         $ 33,890          $ 27,405
  ---------------------------------------------------------------------------------------------------
     1997                           $ 65,462         $ 40,662         $ 55,769          $ 43,983
  ---------------------------------------------------------------------------------------------------
     1996                           $ 70,152         $ 50,426         $ 57,248          $ 27,017
  ---------------------------------------------------------------------------------------------------
     Analytic Short-Term Government Fund
     -----------------------------------
     1998                           $  5,656         $  5,012         $ 32,639          $  2,737
  ---------------------------------------------------------------------------------------------------
     1997                              -0-           $  2,791         $ 24,891             -0-
  ---------------------------------------------------------------------------------------------------
     1996                           $ 36,314         $ 40,090         $ 54,386             -0-
  ---------------------------------------------------------------------------------------------------

  * From July 27, 1998 to December 31, 1998, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") was the investment adviser to Analytic Enhanced Equity, Master Fixed Income and Short-Term Government Funds and Analytic Investors, Inc. was the funds' sub-adviser. During that period, any fees paid to Analytic Investors were paid from Pilgrim Baxter advisory fees. Before July 27, 1998 Analytic Investors was to investment adviser to the funds. From August 31, 1998 to December 31, 1998, Pilgrim Baxter was the investment adviser to Analytic Defensive Equity Fund and Analytic Investors, Inc., was the fund's sub-adviser. During that period, any fees paid to Analytic Investors were paid from Pilgrim Baxter advisory fees. Before August 31, 1998 Analytic Investors was to investment adviser to the funds.

  + From July 27, 1998, to December 31, 1998 PBHG Fund Services, Inc. was the administrator to Analytic Enhanced Equity, Master Fixed Income and Short-Term Government Funds. From May 15, 1997 to July 27, 1998, UAM Fund Services, Inc. was the administrator to Funds. Before May 15, 1997, Analytic Investors was the administrator to Funds. From August 31, 1998, to December 31, 1998 PBHG Fund Services, Inc. was the administrator to Analytic Defensive Equity Fund. From May 15, 1997 to August 31, 1998, UAM Fund Services, Inc. was the administrator to Fund. Before May 15, 1997, Analytic Investors was the administrator to Funds.

FINANCIAL STATEMENTS FINANCIAL STATEMENTS FINANCIAL
  STATEMENTS FINANCIAL STATEMENTS FINANCIAL
  STATEMENTS FINANCIAL STATEMENTS
  FINANCIAL STATEMENTS

     The financial statements and financial highlights for each fund for the fiscal period ended December 31, 1998, and the report thereon by PricewaterhouseCoopers LLP, the Company's independent accountant appear in funds' 1998 Annual Report and are incorporated by reference into this SAI. No other parts are incorporated by reference herein. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the Company at the telephone number appearing on the front page of this SAI.

APPENDIX A:  DESCRIPTION OF SECURITIES AND RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

  Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .    High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad leading market positions in well-established industries.

                    . margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

PREFERRED STOCK RATINGS

  AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB, B, CCC       Preferred stock rated BB, B, and CCC are regarded, on
                   balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

  C                A preferred stock rated C is a nonpaying issue.

  D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or      To provide more detailed indications of preferred stock
                   quality, ratings from AA to CCC may be modified by

  minus (-)        the addition of a plus or minus sign to show relative
                   standing within the major rating categories.

LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA An obligation rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligator to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC , CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated CC is currently highly vulnerable to nonpayment.

  C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS

  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

  A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligation in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable

  BBB-              variability in risk during economic cycles.

  BB+/BB/BB-        Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be net when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. Issuer failed to meet scheduled principal and/or interest payments.

  DP                Preferred stock with dividend arrearages.

SHORT-TERM DEBT

  HIGH GRADE

  D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  GOOD GRADE

  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  SATISFACTORY GRADE

  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  NON-INVESTMENT GRADE

  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  DEFAULT

  D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

  INVESTMENT GRADE

  AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment for financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  B Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

  BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

  DDD,DD,D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D                  Default.  Denotes actual or imminent payment default.

  NOTES

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

  'NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - COMPARISONS

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Dow Jones Industrial Average -- an unmanaged price weighted average of 30 blue-chip stocks.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Index - an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

     Lehman Corporate Bond Index - an unmanaged indices of all publicly issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Government/Corporate Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and
     yankee bonds.   All issues are investment grade (BB) or higher, with
     maturities of at least one year and outstanding par value of at least $100 million of r U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Intermediate Government/Corporate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government Bond Index (intermediate-term sub-index) and Lehman Corporate Bond Index.

     Lipper 1-5 Year Short Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs..

     New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell 1000 Index - an unmanaged index composed of the 1000 largest stocks in the Russell 3000 Index.

     Russell 2000 Growth Index - contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000 Index -- an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

     Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

     Russell 2500 Growth Index - contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

     Russell 2500 Index - an unmanaged index composed of the 2,5000 smallest stocks in the Russell 3000.

     Russell 2500 Value Index - contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values then the Growth universe.

     Russell 3000 Index - composed of the 3,000 largest U.S. publically traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell Mid-Cap Index -- is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

     Salomon Smith Barney Global excluding U.S. Equity Index - an comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Standard & Poors' 600 Small Cap Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors.

     Standard & Poors' Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

     Standard & Poors' 500 Stock Index- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     Standard & Poors' Barra Value Index - is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This index contains the securities with the lower price-to-book ratios; the securities with the higher price-to-book ratios are contained in the Standard & Poor's Barra Growth Index.

     Standard & Poors' Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by he institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index..


     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

Exhibit    Description
-------    -----------
A. 3.      Articles Supplementary dated April 6, 1999
D          Investment Advisory Agreement
E  1.      Form of Distribution Agreement
   2.      Form of Selling Dealer Agreement
H  1.      Form of Fund Administration Agreement
   2.      Form of Mutual Funds Service Agreement
I.         Opinions and Consents of Counsel
J. 1.      Consent of PricewaterhouseCoopers, LLP
   2.      Consent of Deloitte & Touche, LLP
N.         Financial Data Schedule
P.         Powers of Attorney